                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 11, 2000

I. RECONCILIATION OF COLLECTION ACCOUNT:
     End of Period Collection Account Balance as of Prior Payment Date:                    562,540.71
     Available Funds:
          Contract Payments due and received in this period                              3,752,947.42
          Contract Payments due in prior period(s) and received in this period             522,631.84
          Contract Payments received in this period for next period                        200,421.94
          Sales, Use and Property Tax payments received                                    268,740.40
          Prepayment Amounts related to early termination in this period                   261,966.91
          Servicer Advance                                                                 469,061.75
          Proceeds received from recoveries on previously Defaulted Contracts                    0.00
          Transfer from Reserve Account                                                     10,383.44
          Interest earned on Collection Account                                              5,314.03
          Interest earned on Affiliated Account                                             10,610.54
          Proceeds from repurchase of Contracts per Contribution and Servicing
            Agreement Section 5.03                                                               0.00
          Amounts paid per Contribution and Servicing Agreement Section 7.01
            (Substituted contract < Predecessor contract)                                        0.00
          Amounts paid under insurance policies                                                  0.00
          Maintenance, Late Charges and any other amounts                                        0.00
                                                                                         ------------
     Total Available Funds                                                               6,064,618.98
     Less: Amounts to be Retained in Collection Account                                    622,667.58
                                                                                         ------------
     AMOUNT TO BE DISTRIBUTED                                                            5,441,951.40
                                                                                         ============




     DISTRIBUTION OF FUNDS:

          1. To Trustee -  Fees                                                                  0.00
          2. To Servicer, any unreimbursed Nonrecoverable Advances or Servicer
               Advances                                                                    522,631.84
          3. To Noteholders (For Servicer Report immediately following the Final
               Additional Closing Date)
               a) Class A1 Principal and Interest                                                0.00
               a) Class A2 Principal (distributed after A1 Note matures) and
                    Interest                                                             3,347,547.18
               a) Class A3 Principal (distributed after A1 and A2 Notes mature)
                    and Interest                                                           182,832.00
               b) Class B Principal and Interest                                            81,304.39
               c) Class C Principal and  Interest                                           92,659.63
               d) Class D Principal and Interest                                            95,419.53
               e) Class E Principal and Interest                                           100,912.27

          4. To Reserve Account for Requirement per Indenture Agreement Section
               3.08                                                                              0.00
          5. To Issuer - Residual  Principal and Interest and Reserve Account
               Distribution
               a) Residual Interest (Provided no Restricting or Amortization
                    Event in effect)                                                       543,778.10
               b) Residual Principal (Provided no Restricting or Amortization
                    Event in effect)                                                       125,706.26
               c)  Reserve Account Distribution (Provided no Restricting or
                    Amortization Event in effect)                                           10,383.44
          6. To Servicer, Tax, Maintenance, Late Charges and Bank Interest
               Earned and Any Other Amounts                                                284,664.97
          7. To Servicer, Servicing Fee and other Servicing Compensations                   54,111.79
                                                                                         ------------
     TOTAL FUNDS DISTRIBUTED                                                             5,441,951.40
                                                                                         ============
     End of Period Collection Account Balance {Includes Payments in Advance &            ------------
       Restricting Event Funds (if any)}                                                   622,667.58
                                                                                         ============
II. RESERVE ACCOUNT

Beginning Balance                                                                       $2,182,541.24
     - Add Investment Earnings                                                              10,383.44
     - Add Transfer from Certificate Account (To Satisfy Reserve Account
         Requirement)                                                                            0.00
     - Less Distribution to Certificate Account                                             10,383.44
                                                                                        -------------
End of period balance                                                                   $2,182,541.24
                                                                                        =============

Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required
  Amount, or (ii) Sum of Class A, Class B, Class C, Class D, and Class E Note
  Balances                                                                              $2,182,541.24
                                                                                        =============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 11, 2000

III.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                   Pool A                                                       101,463,800.92
                   Pool B                                                        24,796,684.95
                                                                                ---------------
                                                                                                   126,260,485.87

Class A Overdue Interest, if any                                                          0.00
Class A Monthly Interest - Pool A                                                   479,940.81
Class A Monthly Interest - Pool B                                                   117,292.48

Class A Overdue Principal, if any                                                         0.00
Class A Monthly Principal - Pool A                                                1,625,876.59
Class A Monthly Principal - Pool B                                                1,307,269.30
                                                                                ---------------
                                                                                                     2,933,145.89
Ending Principal Balance of the Class A Notes
                   Pool A                                                        99,837,924.33
                   Pool B                                                        23,489,415.65
                                                                                ---------------
                                                                                                   --------------
                                                                                                   123,327,339.98
                                                                                                   ==============

           ------------------------------------------------------------------------------------------------------------------------
           Interest Paid Per $1,000                      Principal Paid Per $1,000                                Ending Principal
           Original Face $190,972,000                    Original Face $190,972,000                               Balance Factor
                   $3.127334                                               $15.359036                                    64.578755%
           ------------------------------------------------------------------------------------------------------------------------


IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes

                          Class A1                                                        0.00
                          Class A2                                               88,170,485.87
                          Class A3                                               38,090,000.00
                                                                                --------------
                                                                                                   126,260,485.87

Class A Monthly Interest

                          Class A1 (Actual Number Days/360)                               0.00
                          Class A2                                                  414,401.29
                          Class A3                                                  182,832.00

Class A Monthly Principal

                          Class A1                                                        0.00
                          Class A2                                                2,933,145.89
                          Class A3                                                        0.00
                                                                                --------------
                                                                                                     2,933,145.89

Ending Principal Balance of the Class A2 Notes
                          Class A1                                                        0.00
                          Class A2                                               85,237,339.98
                          Class A3                                               38,090,000.00
                                                                                ---------------
                                                                                                   --------------
                                                                                                   123,327,339.98
                                                                                                   ==============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 11, 2000

V.   CLASS B NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class B Notes
                              Pool A                                            2,319,117.64
                              Pool B                                              566,762.02
                                                                                ------------
                                                                                                    2,885,879.66
           Class B Overdue Interest, if any                                             0.00
           Class B Monthly Interest - Pool A                                       11,460.31
           Class B Monthly Interest - Pool B                                        2,800.75
           Class B Overdue Principal, if any                                            0.00
           Class B Monthly Principal - Pool A                                      37,162.89
           Class B Monthly Principal - Pool B                                      29,880.44
                                                                                ------------
                                                                                                       67,043.33

           Ending Principal Balance of the Class B Notes
                              Pool A                                            2,281,954.75
                              Pool B                                              536,881.58
                                                                                ------------
                                                                                                    ------------
                                                                                                    2,818,836.33
                                                                                                    ============

           -----------------------------------------------------------------------------------------------------------
           Interest Paid Per $1,000                 Principal Paid Per $1,000                        Ending Principal
           Original Face $4,365,000                 Original Face $4,365,000                         Balance Factor
                      $3.267139                                      $15.359297                             64.578152%
           -----------------------------------------------------------------------------------------------------------


VI.   CLASS C NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class C Notes
                              Pool A                                            2,609,251.41
                              Pool B                                              637,693.23
                                                                                ------------
                                                                                                    3,246,944.64

           Class C Overdue Interest, if any                                             0.00
           Class C Monthly Interest - Pool A                                       13,850.78
           Class C Monthly Interest - Pool B                                        3,385.09
           Class C Overdue Principal, if any                                            0.00
           Class C Monthly Principal - Pool A                                      41,808.26
           Class C Monthly Principal - Pool B                                      33,615.50
                                                                                ------------
                                                                                                       75,423.76

           Ending Principal Balance of the Class C Notes
                              Pool A                                            2,567,443.15
                              Pool B                                              604,077.73
                                                                                ------------
                                                                                                    ------------
                                                                                                    3,171,520.88
                                                                                                    ============

           -----------------------------------------------------------------------------------------------------------
           Interest Paid Per $1,000                 Principal Paid Per $1,000                        Ending Principal
           Original Face $4,910,955                 Original Face $4,910,955                         Balance Factor
                    $3.509678                                        $15.358267                             64.580532%
           -----------------------------------------------------------------------------------------------------------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 11, 2000

VII.   CLASS D NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class D Notes
                              Pool A                                            2,609,251.41
                              Pool B                                              637,693.23
                                                                                ------------
                                                                                                     3,246,944.64

           Class D Overdue Interest, if any                                             0.00
           Class D Monthly Interest - Pool A                                       16,068.64
           Class D Monthly Interest - Pool B                                        3,927.13
           Class D Overdue Principal, if any                                            0.00
           Class D Monthly Principal - Pool A                                      41,808.26
           Class D Monthly Principal - Pool B                                      33,615.50
                                                                                ------------
                                                                                                        75,423.76

           Ending Principal Balance of the Class D Notes
                              Pool A                                            2,567,443.15
                              Pool B                                              604,077.73
                                                                                ------------
                                                                                                     -------------
                                                                                                     3,171,520.88
                                                                                                     =============

           ------------------------------------------------------------------------------------------------------------------
           Interest Paid Per $1,000                 Principal Paid Per $1,000                        Ending Principal
           Original Face $4,910,955                 Original Face $4,910,955                         Balance Factor
                       $4.071666                                     $15.358267                          64.580532%
           ------------------------------------------------------------------------------------------------------------------


VIII.   CLASS E NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class E Notes
                              Pool A                                            2,609,251.41
                              Pool B                                              637,693.23
                                                                                -------------
                                                                                                     3,246,944.64
           Class E Overdue Interest, if any                                             0.00
           Class E Monthly Interest - Pool A                                       20,482.62
           Class E Monthly Interest - Pool B                                        5,005.89
           Class E Overdue Principal, if any                                            0.00
           Class E Monthly Principal - Pool A                                      41,808.26
           Class E Monthly Principal - Pool B                                      33,615.50
                                                                                ------------
                                                                                                        75,423.76

           Ending Principal Balance of the Class E Notes

                              Pool A                                            2,567,443.15
                              Pool B                                              604,077.73
                                                                                -------------
                                                                                                     -------------
                                                                                                     3,171,520.88
                                                                                                     =============

           ------------------------------------------------------------------------------------------------------------------
           Interest Paid Per $1,000                 Principal Paid Per $1,000                        Ending Principal
           Original Face $4,910,955                 Original Face $4,910,955                         Balance Factor
                                $5.190133                                     $15.358267                          64.580532%
           ------------------------------------------------------------------------------------------------------------------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 11, 2000

IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

           Beginning Residual Principal Balance
                              Pool A                                            4,348,259.47
                              Pool B                                            1,062,648.47
                                                                                -------------
                                                                                                   5,410,907.94

           Residual Interest - Pool A                                             536,810.49
           Residual Interest - Pool B                                               6,967.61
           Residual Principal - Pool A                                             69,680.43
           Residual Principal - Pool B                                             56,025.83
                                                                                -------------
                                                                                                     125,706.26

           Ending Residual Principal Balance

                              Pool A                                            4,278,579.04
                              Pool B                                            1,006,622.64
                                                                                -------------
                                                                                                   -------------
                                                                                                   5,285,201.68
                                                                                                   =============


X.   PAYMENT TO SERVICER

            - Collection period Servicer Fee                                                          54,111.79
            - Servicer Advances reimbursement                                                        522,631.84
            - Tax, Maintenance, Late Charges, Bank Interest and other amounts                        284,664.97
                                                                                                   -------------
           Total amounts due to Servicer                                                             861,408.60
                                                                                                   =============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 11, 2000

XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A

         Aggregate Discounted Contract Balance, as defined in Indenture
           Agreement, at the beginning of the related Collection Period                                   115,958,932.31

         Aggregate Discounted Contract Balance of Additional Contracts
           acquired during Collection Period                                                                        0.00

         Decline in Aggregate Discounted Contract Balance                                                   1,858,144.68
                                                                                                          --------------
         Aggregate Discounted Contract Balance, as defined in Indenture
           Agreement, at the ending of the related Collection Period                                      114,100,787.63
                                                                                                          ==============

         Components of Decline in Aggregate Discounted Contract Balance:
             - Principal portion of Contract Payments and Servicer Advances             1,843,468.78

             - Principal portion of Prepayment Amounts                                     14,675.90


             - Principal portion of Contracts repurchased under Indenture                       0.00
                 Agreement Section 4.02

             - Aggregate Discounted Contract Balance of Contracts that have
                 become Defaulted Contracts during the Collection Period                        0.00

             - Aggregate Discounted Contract Balance of Substitute
                 Contracts added during Collection Period                                       0.00

             - Aggregate Discounted Contract Balance of Predecessor
                 Contracts withdrawn during Collection Period                                   0.00

                                                                                        ------------
                         Total Decline in Aggregate Discounted Contract Balance         1,858,144.68
                                                                                        ============


POOL B

         Aggregate Discounted Contract Balance, as defined in Indenture
           Agreement, at the beginning of the related Collection Period                                    28,339,174.97


         Aggregate Discounted Contract Balance of Additional Contracts
           acquired during Collection Period                                                                        0.00

         Decline in Aggregate Discounted Contract Balance                                                   1,494,022.05
                                                                                                           -------------
         Aggregate Discounted Contract Balance, as defined in Indenture
               Agreement, at the ending of the related Collection Period                                   26,845,152.92
                                                                                                           =============

         Components of Decline in Aggregate Discounted Contract Balance:
             - Principal portion of Contract Payments and Servicer Advances             1,244,467.64

             - Principal portion of Prepayment Amounts                                    249,554.41


             - Principal portion of Contracts repurchased under Indenture                       0.00
               Agreement Section 4.02

             - Aggregate Discounted Contract Balance of Contracts that have
               become Defaulted Contracts during the Collection Period                          0.00


             - Aggregate Discounted Contract Balance of Substitute
               Contracts added during Collection Period                                         0.00

             - Aggregate Discounted Contract Balance of Predecessor
               Contracts withdrawn during Collection Period                                     0.00
                                                                                        ------------
                         Total Decline in Aggregate Discounted Contract Balance         1,494,022.05
                                                                                        ============

                                                                                                          --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                         140,945,940.55
                                                                                                          ==============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 11, 2000

XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

              POOL A                                                                               Predecessor
                                                                 Discounted          Predecessor   Discounted
              Lease #     Lessee Name                            Present Value       Lease #       Present Value
              -------     -----------                            -------------       -------       -------------
                          NONE






                                                                 --------------                    -------------
                                                        Totals:          $0.00                             $0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                     $0.00
              b) ADCB OF POOL A AT CLOSING DATE                                                  $161,410,790.25
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                              0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                    $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                     $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing         $0.00
Agreement Section 7.02

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                          YES             NO   X
                                                                                                ---------       --------

              POOL B                                                                               Predecessor
                                                                 Discounted          Predecessor   Discounted
              Lease #     Lessee Name                            Present Value       Lease #       Present Value
              -------     -----------                            -------------       -------       -------------
                          NONE






                                                                 --------------                    -------------
                                                        Totals:          $0.00                             $0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                           $0.00
              b) ADCB OF POOL B AT CLOSING DATE                                                         $56,843,333.29
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                     0.00%

            * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS
              FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                    $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                     $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing         $0.00
Agreement Section 7.02

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                          YES             NO   X
                                                                                                ---------       --------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 11, 2000

XIV.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

         POOL A - NON-PERFORMING                                                                             Predecessor
                                                                          Discounted       Predecessor       Discounted
         Lease #          Lessee Name                                     Present Value    Lease #           Present Value
         -----------------------------------------------------            ------------     ------------      ------------
         1097-507         ADVANCED HEALTHCARE RESOURCES                   $159,644.40      1778-001           $48,984.23
         1238-501         WILLIAM F SKINNER, M.D.                         $174,282.67      1777-001          $325,671.26
         1505-005         NYDIC MEDICAL VENTURES VII, LLC                 $171,682.66      1855-001          $153,223.12
         2488-001         HYDRO-TOUCH INC.                                $110,973.88      1949-001           $94,307.11
                          CASH                                              $5,602.11






                                                                          ------------                       ------------
                                                                 Totals:  $622,185.72                        $622,185.72

         a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                          622,185.72
         b) ADCB OF POOL A AT CLOSING DATE                                                                   $161,410,790.25
         c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                               0.39%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                   $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                    $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
      & Servicing Agreement Section 7.02                                                           $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                 YES                     NO     X
                                                                                       ---------               --------

              POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                  Predecessor
                                                                          Discounted       Predecessor       Discounted
         Lease #          Lessee Name                                     Present Value    Lease #           Present Value
         -----------------------------------------------------            ------------     ------------      ------------
                               None

                                                                          ------------                       ------------
                                                                 Totals:         $0.00                              $0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                            $0.00
              b) ADCB OF POOL B AT CLOSING DATE                                                              $56,843,333.29
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                         0.00%

            * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS),
              THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                   $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                    $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
      & Servicing Agreement Section 7.02                                                           $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                 YES                     NO     X

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 11, 2000

XV.    POOL PERFORMANCE MEASUREMENTS

1.                            AGGREGATE DISCOUNTED CONTRACT BALANCE

         CONTRACTS DELINQUENT > 90 DAYS                                    TOTAL OUTSTANDING CONTRACTS
         This Month                                    5,918,981.19        This Month                140,945,940.55
         1 Month Prior                                 3,611,109.98        1 Month Prior             144,298,107.28
         2 Months Prior                                3,793,676.42        2 Months Prior            148,370,713.75

         Total                                        13,323,767.59        Total                     433,614,761.58

         a) 3 MONTH AVERAGE                            4,441,255.86        b) 3 MONTH AVERAGE        144,538,253.86

         c) a/b                                               3.07%

2.            Does a Delinquency Condition Exist (1c > 6% )?
                                                                                             Yes            No        X
                                                                                                 -----------     -----------

3.            Restricting Event Check

              A. A Delinquency Condition exists for current period?                          Yes            No        X
                                                                                                 -----------     -----------
              B. An Indenture Event of Default has occurred and is then continuing?          Yes            No        X
                                                                                                 -----------     -----------
4.            Has a Servicer Event of Default occurred?                                      Yes            No        X
                                                                                                 -----------     -----------

5.            Amortization Event Check

              A. Is 1c  > 8% ?                                                               Yes            No        X
                                                                                                 -----------     -----------
              B. Bankruptcy, insolvency, reorganization; default/violation of
                   any covenant or obligation not remedied within 90 days?                   Yes            No        X
                                                                                                 -----------     -----------
              C. As of any Determination date, the sum of all defaulted contracts since the Closing date exceeds 6% of the ADCB on the Closing
                   Date?                                                                     Yes            No        X
                                                                                                 -----------     -----------

6.            Aggregate Discounted Contract Balance at Closing Date                      Balance $218,254,123.54
                                                                                                 ---------------

              DELINQUENT LEASE SUMMARY

                  Days Past Due             Current Pool Balance             # Leases
                  -------------             --------------------             --------
                        31 - 60                     3,110,487.14                   80
                        61 - 90                     1,038,924.65                   34
                       91 - 180                     5,918,981.19                   88



              Approved By:
              Lisa J. Cruikshank
              Vice President